UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	May 1, 2008

Torvec Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

New York	000-24455	16-1509512
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

1999 Mt. Read Blvd, Bldg 3, Rochester, New York		14615
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	585-254-1100

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 8.01 Other Events.

James Y. Gleasman, chief executive officer of Torvec, Inc., announced today that Torvec is a proud sponsor of the RIT Formula SAE Racing Team’s F16 to be unveiled at RIT’s "Imagine RIT: Innovation and Creativity Festival" to be held at RIT’s college campus on Saturday, May 3, 2008.

The F16, which will be showcased to the public beginning at 11:30 a.m. at Building 04 (SAU Loop) is the college’s entrant in the Formula SAE and Formula Student Germany competitions. RIT’s racing team chose to replace the Torsen differential it had previously used with Torvec’s more efficient, lighter and less expensive IsoTorque differential to enhance the handling and safety of the car.

http://www.rit.edu/~formula/unveiling.pdf

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Torvec Inc.

May 1, 2008	By:	James Y. Gleasman

Name: James Y. Gleasman
Title: CEO